Land Use Rights, net	12 Months Ended
Dec. 31, 2022
Land Use Rights, net
Land Use Rights, net
Land Use Rights, net
9.	Land Use Rights, net

Land use rights represent acquired right to use the land on which the Group’s offices and warehouses are built. In 2021 and 2022, the Group mainly obtained the land use rights in Guangzhou and Hangzhou from the local authorities. Amortization of the land use right is made over the remaining term of the land use right period from the date when the land was made available for use by the Group. The land use rights are summarized as follows (in thousands):

	December 31,	December 31,
	2021	2022
	RMB	RMB
Cost	4,415,809	4,521,308
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(292,719)	(384,541)
Land use right, net	4,108,090	4,121,767

The total amortization expense for each of the years ended December 31, 2020, 2021 and 2022 amounted to approximately RMB84.7 million, RMB87.4 million and RMB91.8 million, respectively.